ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	12 Months Ended
Sep. 30, 2016
Notes to Financial Statements
NOTE 6. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities are comprised of the following:

	2016	2015	2014
Accounts Payable	$596,712	$432,467	$404,986
Professional services (legal, audit, financial)	28,000	45,000	15,000
Other	144,693	120,762	70,447
TOTAL	$769,405	$598,229	$490,433

Included in accounts payable is $414,615 owing to Michael Lee – CEO as at September 30, 2016. (As at September 30, 2015, accounts payables owing to Mr. Lee totaled $318,675. As at September 30, 2014, accounts payables owing to Mr. Lee totaled $210,139.). Also, included in account payables is $160,714 owing to the shareholders as at September 30, 2016. (As at September 30, 2015, accounts payables owing to the shareholders totaled $129,514. As at September 30, 2014, account payables owing to the shareholders totaled $125,516. See also Note 13.